NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Mid Cap Growth Fund

     Supplement dated July 3, 2008 to the
Prospectus dated March 24, 2008 (as revised May 1, 2008)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On page 4 of the Prospectus, the Fees and Expenses for the NVIT Multi-Manager Mid Cap Growth Fund are restated as follows to reflect the increase of a fee waiver by the Adviser:

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.

	Class I	Class II	Class Y
Shareholder Fees (paid directly from your investment)[1]	None	None	None
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses[2]	0.22%	0.22%	0.15%
TOTAL ANNUAL FUND OPERATING EXPENSES[3]	0.97%	1.22%	0.90%
Amount of Fee Waiver/Expense Reimbursement[4]	0.08%	0.08%	0.08%
TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER FEE WAIVERS/EXPENSE REIMBURSEMENTS)	0.89%	1.14%	0.82%

1      Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2     “Other Expenses” include administrative services fees which currently are permitted to be up to 0.25% with respect to Class I and Class II shares. Administrative services fees for Class I and Class II shares are estimated to be 0.07% and 0.07%, respectively, during the current fiscal year ending December 31, 2008. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time for either share class because the Fund does not anticipate selling Class I or Class II shares to insurance companies that charge the full amount permitted. Class Y shares do not pay an administrative services fee.

3      Expenses are estimated based on the Fund’s projected net assets for 2008.

4      The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.82% for all share classes until at least July 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.